UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2005

PRAXAIR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other jurisdiction of incorporation)

1-11037	06-124-9050
(Commission File Number)	(IRS Employer Identification No.)

39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113
(Address of principal executive offices)	(Zip Code)

(203)837-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

At its September 19, 2005 meeting, the Praxair, Inc. Board of Directors changed director assignments resulting in the following, effective on that date:

Executive Session Presiding Director: Raymond W. LeBoeuf

Audit Committee:

H. Mitchell Watson, Jr., Chairman

Ronald L. Kuehn, Jr.

Raymond W. LeBoeuf

Robert L. Wood

Finance and Pension Committee:

Claire W. Gargalli, Chairman

José P. Alves

Ira. D. Hall

G. Jackson Ratcliffe, Jr.

Compensation and Management Development Committee:

Ronald L. Kuehn, Jr., Chairman

Claire W. Gargalli

Raymond W. LeBoeuf

Wayne T. Smith

Governance & Nominating Committee:

Wayne T. Smith, Chairman

José P. Alves

Ira D. Hall

H. Mitchell Watson, Jr.

Robert L. Wood

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date:	September 19, 2005	By:	/s/James T. Breedlove
James T. Breedlove
Vice President, General Counsel and Secretary